                                                                     Exhibit 4.1


                       [FRONT SIDE OF STOCK CERTIFICATE]

                              [Logo] WESTERN/TM/
WMC                                Multiplex

                         Western Multiplex Corporation

                             CLASS A COMMON STOCK


INCORPORATED UNDER THE LAWS                                CUSIP 95874P 10 7
OF THE STATE OF DELAWARE                                     SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS


This Certifies that


is the record holder of


         FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF


                         Western Multiplex Corporation

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

Dated:


                                [Corporate Seal]


SECRETARY                                              CHIEF EXECUTIVE OFFICER



                                                   COUNTERSIGNED AND REGISTERED:
                                            Computershare Investor Services, LLC

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                    BY
                                                              AUTHORIZED OFFICER

                      [REVERSE SIDE OF STOCK CERTIFICATE]

                         Western Multiplex Corporation

     Upon request the Corporation will furnish any holder of shares of Class A Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                            UNIF GIFT MIN ACT -  ..........Custodian..........
                                                                                   (Cust)            (Minor)

TEN ENT -  as tenants by the                                 under Uniform Gifts to Minors
           entireties                                        Act __________________________
                                                                          (State)

JT TEN -   as joint tenants with right
           of survivorship and not as
           tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------

------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE,OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  Shares
of Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________

In presence of

X________________________________          X____________________________________
                                            THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE
                                    NOTICE: NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By ______________________________
   THE SIGNATURE(S) MUST BE GUARANTEED
   BY AN ELIGIBLE GUARANTOR INSTITUTION
   (BANKS, STOCKBROKERS, SAVINGS AND
   LOAN ASSOCIATIONS AND CREDIT UNIONS
   WITH MEMBERSHIP IN AN APPROVED
   SIGNATURE GUARANTEE MEDALLION
   PROGRAM), PURSUANT TO SEC RULE 17Ad-16.